T. Rowe Price Institutional U.S. Structured Research Fund

Supplement to Summary Prospectus Dated May 1, 2019, as supplemented

T. Rowe Price Institutional Global Focused Growth Equity Fund

T. Rowe Price Institutional Global Growth Equity Fund

Supplement to each Fund’s Summary Prospectus Dated March 1, 2019

On July 31, 2019, the Boards of Directors of the T. Rowe Price Institutional U.S. Structured Research Fund, the T. Rowe Price Institutional Global Focused Growth Equity Fund, and the T. Rowe Price Institutional Global Growth Equity Fund (each an “Institutional Fund” and together, the “Institutional Funds”) approved plans of reorganizations pursuant to which each Institutional Fund will transfer substantially all of its assets and liabilities to a corresponding T. Rowe Price mutual fund (each a “Retail Fund” and together, the “Retail Funds”) in exchange for I Class shares of equal value of the applicable Retail Fund as set forth in the table below.

Institutional Funds	Retail Funds	Expected Closing Date
T. Rowe Price Institutional U.S. Structured Research Fund	T. Rowe Price U.S. Equity Research Fund (prior to July 1, 2019, named the T. Rowe Price Capital Opportunity Fund)	November 25, 2019
T. Rowe Price Institutional Global Focused Growth Equity Fund	T. Rowe Price Global Stock Fund	November 25, 2019
T. Rowe Price Institutional Global Growth Equity Fund	T. Rowe Price Global Growth Stock Fund	November 18, 2019

Each reorganization is expected to be consummated on or about the date indicated in the above table and will not require approval by the Institutional Fund’s shareholders. Following the transfer, the I Class shares received in the exchange will be distributed to each Institutional Fund’s shareholders in complete liquidation of the Institutional Funds. Each Institutional Fund and its corresponding Retail Fund have identical investment objectives and investment programs, the same portfolio manager(s) and similar performance history. To allow for potentially greater economies of scale and to reduce inefficiencies resulting from substantially duplicate products, the Boards of Directors determined that (i) participation in the transactions is in the best interest of shareholders of each Institutional Fund and Retail Fund and (ii) the interests of existing shareholders will not be diluted as a result of the transactions.

The reorganizations will not be taxable events, but redeeming or exchanging shares of an Institutional Fund prior to its reorganization may be a taxable event depending on your individual tax situation. Detailed information about the reorganization will be provided to shareholders in an information statement to be mailed on or around September 17, 2019.

NO SHAREHOLDER ACTION IS REQUIRED AS A RESULT OF THE REORGANIZATIONS.

In anticipation of the reorganizations, each Institutional Fund will close to new accounts on October 31, 2019 and will no longer accept purchases of additional shares from existing shareholders on November 8, 2019. Accordingly, on pages 5-6 of each Institutional Fund’s summary prospectus, the following is added under “Purchase and Sale of Fund Shares”:

Effective at the close of the New York Stock Exchange on Thursday, October 31, 2019, the fund will be closed to new investors and new accounts, subject to certain exceptions. Investors who already hold shares of the fund at the close of business on Thursday, October 31, 2019, will be permitted to continue to purchase additional shares through November 8, 2019. Effective at the close of the New York Stock Exchange on Friday, November 8, 2019, the fund will no longer accept purchases of additional shares from existing shareholders.

The date of this supplement is August 1, 2019.

E101-041-S 8/1/19